Earnings Report to the
Financial Community
Second  Quarter 2013
Table of Contents
Page No.
Conference call slides 2 -7
Quarterly EPS 8
Financial statements and operating statistics 9 - 16
Non-GAAP financial measures 17 - 18
Exhibit 99.2

Second Quarter 2013 Financial Results July 26, 2013

Safe Harbor Statement
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the future performance of NV Energy, Inc. and its subsidiaries, Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy. Forward-looking statements include earnings guidance and estimates or forecasts of operating and financial metrics. These statements reflect current expectations of future conditions and events and as such are subject to a variety of risks, uncertainties and assumptions that could cause actual results to differ materially from current expectations.
These risks, uncertainties and assumptions include, but are not limited to, the risk that the transaction between NV Energy, Inc. and MidAmerican will not be consummated due to a failure to satisfy the closing conditions to the transaction, including the approval of the transaction by NV Energy Inc.’s shareholders and the receipt of certain regulatory approvals on the proposed terms and schedules contemplated by the parties, including, among other regulatory approvals, approvals from the Public Utilities Commission of Nevada and the Federal Energy Regulatory Commission; the risk that an event, effect or change occurs that gives rise to a termination of the definitive agreement entered into with MidAmerican; the risk that NV Energy Inc. or MidAmerican will be unable to perform certain obligations under the transaction agreements; the risk relating to unanticipated difficulties and/or expenditures relating to the transaction; the risk that legal proceedings against NV
Energy, Inc. and others related to the definitive agreement entered into with MidAmerican will be successful; the risk that the proposed transaction disrupts current plans and operations and creates potential difficulties in employee retention; and the impact of delay or failure to complete the merger with MidAmerican on NV
Energy, Inc.’s common stock price. Other factors outside the control of NV Energy, Inc., include, but are not limited to, NV Energy Inc.'s ability to maintain access to the capital markets, NV Energy, Inc.'s ability to receive dividends from its subsidiaries, the financial performance of NV Energy, Inc.'s subsidiaries, particularly
Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, and the discretion of NV Energy, Inc.'s Board of Directors with respect to the payment of future dividends based on its periodic review of factors that ordinarily affect dividend policy, such as current and prospective financial condition, earnings and liquidity, prospective business conditions, regulatory factors, and dividend restrictions in NV Energy, Inc.'s and its subsidiaries' financing agreements. For
Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, these risks and uncertainties include, but are not limited to, future economic conditions, changes in the rate of industrial, commercial and residential growth in their service territories, their ability to procure sufficient renewable energy sources in each compliance year to satisfy the Nevada Renewable Energy Portfolio Standard, the effect of future or existing Nevada or federal laws or regulations affecting the electric industry, changes in environmental laws and regulations, construction risks, including but not limited to those associated with the ON Line project, their ability to maintain access to the capital markets for general corporate purposes and to finance construction projects, employee workforce factors, unseasonable weather, drought, wildfire and other natural phenomena, explosions, fires, accidents, vandalism, or mechanical breakdowns that may occur while operating and maintaining an electric and natural gas system, their ability to purchase sufficient fuel, natural gas and power to meet their power demands and natural gas demands for Sierra Pacific Power Company d/b/a NV Energy, financial market conditions, and unfavorable rulings, penalties or findings in their rate or other cases. Further risks, uncertainties and assumptions that may cause actual results to differ from current expectations pertain to weather conditions, customer and sales growth, plant outages, operations and maintenance expense, depreciation and allowance for funds used during construction, interest rates and expense, cash flow and regulatory matters. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of NV Energy, Inc., Nevada Power
Company and Sierra Pacific Power Company both d/b/a NV Energy are contained in their Annual Reports on Form 10-K for the year ended December 31, 2012, and quarterly reports on Form 10-Q for the period ended March 31, 2013, filed with the Securities and Exchange Commission. NV Energy, Inc., Nevada Power Company
and Sierra Pacific Power Company both d/b/a NV Energy undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
IR Contact
Max Kuniansky
Executive, Investor Relations
(702) 402-5627
mkuniansky@nvenergy.com

Net Income
$ millions
$69.4
$63.2
2012
2013

EPS
diluted
$0.29
$0.27
2012
2013

Gross Margin
$ millions
$419.4
$428.6
2012
2013

Major Drivers

Q2 2013 vs. Q2 2012

	Pre-Tax Total ($ millions)	After Tax EPS Impact
Gross Margin:		
Weather	$ (3.0)	$ (0.01)
Customer growth	4.2	0.01
Usage and other	7.9	0.02
Other:		
Merger related costs	(13.6)	(0.04)
O&M expense	(2.8)	(0.01)
Depreciation	(2.6)	(0.01)
Interest expense	3.0	0.01
Net settlement proceeds and other	(1.9)	-

NVEnergy

Second Quarter Financial Results NV Energy Consolidated 4

Net Income
$ millions
$81.6
$84.7
2012
2013

EPS
diluted
$0.34
$0.36
2012
2013

Gross Margin
$ millions
$757.4
$775.9
2012
2013

Major Drivers

1st half of 2013 vs. 1st half of 2012

	Pre-Tax Total ($ millions)	After Tax EPS Impact
Gross Margin:		
Weather	$ 5.4	$ 0.01
Customer growth	6.6	0.02
Usage and other	6.5	0.02
Other:		
Merger related costs	(13.6)	(0.04)
O&M expense	3.6	0.01
Depreciation	(7.7)	(0.02)
Interest expense	9.0	0.03
Settlement proceeds in 2012	(4.9)	(0.01)

NVEnergy

Six Month Financial Results NV Energy Consolidated 5

2012
$0.07
$0.04
$(0.02)
$(0.01)
Q1
Q2
Q3
Q4
2013
$0.06
No Impact
Q1
Q2
Q3
Q4

Weather was hotter than normal in the second quarter of both years.

6 EPS Impact of Weather: Actual vs. Normal Estimates; normal = 20-year average

Assumptions	
Weather	Q1-Q2 actual; Q3-Q4 normal
Customers	1.2% increase
Gross margin	Q1-Q2 actual; Q3-Q4 forecast
Merger-related costs	Included
O&M expense	Flat; Reid Gardner costs, NV Energize savings
Depreciation	Increase; Reid Gardner costs, capital expenditures
Interest expense	Decrease; 2012 refinancings, debt reduction
Interest expense - regulatory	Decrease due to under-collections

Guidance is based on ongoing, normalized EPS for Q3 – Q4 2013, excluding unexpected events.

NV Energy

7 2013 Earnings Guidance EPS: $1.25 - $1.35 For further information see forward –looking statements and risk factors in 2012 SEC Form 10-K and March 31, 2013 Form 10-Q

$0.94
$0.29
$0.27
$0.05
$0.09
$0.07
Q1
Q2
Q3
Q4
2012
2013

	Q1	Q2	Q3	Q4	Year
2008	0.10	0.15	0.64	(0.01)	0.89
2009	(0.09)	0.08	0.78	0.02	0.78
2010	(0.01)	0.16	0.75	0.06	0.96
2011	0.01	0.05	0.73	(0.11)	0.69
2012	0.05	0.29	0.94	0.07	1.35
2013	0.09	0.27			

Summer weather in southern Nevada can significantly affect financial results.

NVEnergy.

8 Third Quarter is Key to 12-Month Results Earnings Per Share (diluted)

NV ENERGY, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in Thousands, Except Share Amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
OPERATING REVENUES	$731,638	$740,698	$1,315,860	$1,352,118

OPERATING EXPENSES:
Fuel for power generation	188,979	112,585	336,227	229,620
Purchased power	170,861	164,092	292,171	281,208
Gas purchased for resale	17,274	9,492	54,894	41,109
Deferred energy	(86,687)	10,490	(165,752)	(1,249)
Energy efficiency program costs	12,599	24,600	22,444	44,025
Merger related costs	13,552	—	13,552	—
Other operating expenses	106,798	103,371	211,470	206,972
Maintenance	24,046	24,650	48,952	57,176
Depreciation and amortization	98,884	96,316	194,886	187,178
Taxes other than income	15,846	14,266	32,322	28,775

Total Operating Expenses	562,152	559,862	1,041,166	1,074,814

OPERATING INCOME	169,486	180,836	274,694	277,304

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $1,682 , $1,908 , $3,813 and $3,503)	(73,530)	(74,564)	(146,867)	(152,495)
Interest income (expense) on regulatory items	(16)	(1,977)	(843)	(4,179)
AFUDC-equity	2,250	2,319	5,139	4,251
Other income	3,813	6,291	7,633	10,485
Other expense	(4,036)	(4,640)	(8,287)	(7,700)

Total Other Income (Expense)	(71,519)	(72,571)	(143,225)	(149,638)

Income Before Income Tax Expense	97,967	108,265	131,469	127,666

Income tax expense	34,734	38,826	46,761	46,054

NET INCOME	63,233	69,439	84,708	81,612

Other comprehensive income (loss)
Change in compensation retirement benefits liability and amortization (Net of taxes $(129), $(83), $(265) and $(172))	246	154	492	309
Change in market value of risk management assets and liabilities (Net of taxes $3, $123, $(107) and $264)	297	(229)	496	(475)
Unrealized net gain/(loss) on investment (Net of taxes $31, $0, $31 and $0)	(65)	—	(65)	—

OTHER COMPREHENSIVE INCOME (LOSS)	478	(75)	923	(166)

COMPREHENSIVE INCOME	$63,711	$69,364	$85,631	$81,446

Amount per share basic and diluted
Net income per share—basic	$0.27	$0.29	$0.36	$0.35
Net income per share—diluted	$0.27	$0.29	$0.36	$0.34
Weighted Average Shares of Common Stock Outstanding—basic	235,489,559	235,999,750	235,342,448	235,999,750

Weighted Average Shares of Common Stock Outstanding—diluted	237,401,400	237,903,276	237,204,505	237,715,070

Dividends Declared Per Share of Common Stock	$0.19	$0.17	$0.38	$0.30

NV ENERGY, INC.

CONSOLIDATED BALANCE SHEETS

(Dollars in Thousands, Except Share Amounts)

(Unaudited)

	June 30, 2013	December 31, 2012
ASSETS

Current Assets:
Cash and cash equivalents	$261,068	$298,271
Accounts receivable less allowance for uncollectible accounts: 2013—$7,150; 2012—$8,748	433,336	373,099
Materials, supplies and fuel, at average cost	130,747	138,337
Deferred energy costs—electric	30,122	—
Deferred energy costs—gas	991	—
Deferred income taxes	109,450	60,592
Other current assets	47,591	40,750

Total Current Assets	1,013,305	911,049

Utility Property:
Plant in service	12,159,227	12,031,053
Construction work-in-progress	757,924	708,109

Total	12,917,151	12,739,162
Less accumulated provision for depreciation	3,448,469	3,313,188

Total Utility Property, Net	9,468,682	9,425,974

Investments and other property, net	63,387	56,660

Deferred Charges and Other Assets:
Deferred energy	81,274	87,072
Regulatory assets	1,077,364	1,132,768
Regulatory asset for pension plans	274,200	281,195
Other deferred charges and assets	75,029	89,418

Total Deferred Charges and Other Assets	1,507,867	1,590,453

TOTAL ASSETS	$12,053,241	$11,984,136

(Continued)

NV ENERGY, INC.

CONSOLIDATED BALANCE SHEETS

(Dollars in Thousands, Except Share Amounts)

(Unaudited)

	June 30, 2013	December 31, 2012
LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities:
Current maturities of long-term debt	$480,018	$356,283
Accounts payable	333,588	332,245
Accrued expenses	119,245	127,693
Deferred energy	—	136,865
Other current liabilities	69,895	66,221

Total Current Liabilities	1,002,746	1,019,307

Long-term debt	4,543,733	4,669,798

Commitments and Contingencies

Deferred Credits and Other Liabilities:
Deferred income taxes	1,564,260	1,470,973
Deferred investment tax credit	12,430	13,538
Accrued retirement benefits	167,793	162,260
Regulatory liabilities	583,217	550,687
Other deferred credits and liabilities	614,873	540,202

Total Deferred Credits and Other Liabilities	2,942,573	2,737,660

Shareholders’ Equity:
Common stock, $1.00 par value; 350 million shares authorized; 235,999,750 issued for 2013 and 2012; 235,546,924 and 235,079,156 outstanding for 2013 and 2012, respectively	236,000	236,000
Treasury stock at cost, 452,826 shares and 920,594 shares for 2013 and 2012, respectively	(8,542)	(16,804)
Other paid-in capital	2,715,358	2,712,943
Retained earnings	630,521	635,303
Accumulated other comprehensive loss	(9,148)	(10,071)

Total Shareholders’ Equity	3,564,189	3,557,371

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$12,053,241	$11,984,136

(Concluded)

NV ENERGY, INC.

FREE CASH FLOW AND CONSOLIDATED OPERATING STATISTICS

(Unaudited)

FREE CASH FLOW

(dollars in thousands)

	Six Months Ended June 30,
	2013	2012	Change from Prior Year
Free Cash Flow*	$36,470	$31,104	17.3%

*	Free cash flow is a non-GAAP financial measure as defined by the SEC. See the “Non-GAAP Financial Measures” section for additional information and GAAP reconciliation.

ELECTRIC SALES—MWh’s

(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2013	2012	Change from Prior Year	Change in Average Customers	2013	2012	Change from Prior Year	Change in Average Customers
Residential	2,848	2,801	1.7%	1.0%	5,088	4,937	3.1%	0.8%
Commercial	1,944	1,873	3.8%	2.4%	3,512	3,490	0.6%	1.7%
Industrial	2,767	2,727	1.5%	(0.2)%	5,068	5,011	1.1%	0.3%

TOTAL RETAIL	7,559	7,401	2.1%	1.2%	13,668	13,438	1.7%	0.9%

GAS SALES—Dth

(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	Change from Prior Year	2013	2012	Change from Prior Year
Residential	1,205	1,263	(4.6)%	5,341	4,970	7.5%
Commercial	610	685	(10.9)%	2,686	2,565	4.7%
Industrial	264	247	6.9%	797	723	10.2%

TOTAL RETAIL	2,079	2,195	(5.3)%	8,824	8,258	6.9%

ELECTRIC SOURCES—MWh’s

(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	Change from Prior Year	2013	2012	Change from Prior Year
Generated	5,495	5,009	9.7%	10,316	9,474	8.9%
Purchased	2,654	3,046	(12.9)%	4,402	5,083	(13.4)%

TOTAL	8,149	8,055	1.2%	14,718	14,557	1.1%

DEGREE DAYS

	Three Months Ended June 30,					Six Months Ended June 30,
				% Change From					% Change From
	2013	2012	Normal*	Prior Year	Normal	2013	2012	Normal*	Prior Year	Normal
SOUTH
Heating	34	62	80	(45.2)%	(57.5)%	1,084	986	1,105	9.9%	(1.9)%
Cooling	1,408	1,417	1,167	(0.6)%	20.7%	1,494	1,458	1,197	2.5%	24.8%
NORTH
Heating	489	548	721	(10.8)%	(32.2)%	2,774	2,676	2,948	3.7%	(5.9)%
Cooling	263	235	180	11.9%	46.1%	263	235	180	11.9%	46.1%

*	Normal = 20-year average

NEVADA POWER COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in Thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
OPERATING REVENUES	$537,124	$553,143	$908,987	$948,831

OPERATING EXPENSES:
Fuel for power generation	144,246	81,258	249,777	161,807
Purchased power	129,396	135,276	210,804	216,807
Deferred energy	(63,748)	5,053	(109,103)	7,224
Energy efficiency program costs	10,842	21,200	18,809	36,974
Merger related costs	8,867	—	8,867	—
Other operating expenses	70,100	68,650	137,492	135,112
Maintenance	15,889	16,988	33,964	40,061
Depreciation and amortization	70,405	69,131	139,066	134,121
Taxes other than income	9,632	8,596	19,591	17,050

Total Operating Expenses	395,629	406,152	709,267	749,156

OPERATING INCOME	141,495	146,991	199,720	199,675

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $1,406, $1,314, $3,243 and $2,493)	(51,643)	(52,602)	(102,902)	(107,007)
Interest income (expense) on regulatory items	(181)	(1,849)	(983)	(3,865)
AFUDC-equity	1,826	1,577	4,192	2,990
Other income	978	5,392	3,382	7,101
Other expense	(1,833)	(2,993)	(4,234)	(4,339)

Total Other Income (Expense)	(50,853)	(50,475)	(100,545)	(105,120)

Income Before Income Tax Expense	90,642	96,516	99,175	94,555

Income tax expense	31,977	34,219	35,065	33,574

NET INCOME	58,665	62,297	64,110	60,981

Other comprehensive income
Change in compensation retirement benefits liability and amortization (Net of taxes $(50), $(38), $(104) and $(70))	97	64	194	127

COMPREHENSIVE INCOME	$58,762	$62,361	$64,304	$61,108

NEVADA POWER COMPANY

CONSOLIDATED OPERATING STATISTICS

(Unaudited)

ELECTRIC SALES—MWh’s

(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2013	2012	Change from Prior Year	Change in Average Customers	2013	2012	Change from Prior Year	Change in Average Customers
Residential	2,354	2,331	1.0%	1.1%	3,965	3,867	2.5%	0.8%
Commercial	1,178	1,149	2.5%	2.1%	2,095	2,107	(0.6)%	1.6%
Industrial	2,043	2,040	0.1%	(0.2)%	3,677	3,691	(0.4)%	0.3%

TOTAL RETAIL	5,575	5,520	1.0%	1.2%	9,737	9,665	0.7%	0.9%

ELECTRIC SOURCES—MWh’s

(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	Change from Prior Year	2013	2012	Change from Prior Year
Generated	4,393	3,871	13.5%	8,068	7,158	12.7%
Purchased	1,505	1,997	(24.6)%	2,148	3,023	(28.9)%

TOTAL	5,898	5,868	0.5%	10,216	10,181	0.3%

SIERRA PACIFIC POWER COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in Thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
OPERATING REVENUES:
Electric	$174,302	$168,007	$346,929	$337,813
Gas	20,208	19,544	59,937	65,466

Total Operating Revenues	194,510	187,551	406,866	403,279

OPERATING EXPENSES:
Fuel for power generation	44,733	31,327	86,450	67,813
Purchased power	41,465	28,816	81,367	64,401
Gas purchased for resale	17,274	9,492	54,894	41,109
Deferral of energy—electric—net	(16,963)	4,314	(36,298)	(8,356)
Deferral of energy—gas—net	(5,976)	1,123	(20,351)	(117)
Energy efficiency program costs	1,757	3,400	3,635	7,051
Merger related costs	3,520	—	3,520	—
Other operating expenses	36,256	33,654	72,061	70,086
Maintenance	8,157	7,662	14,988	17,115
Depreciation and amortization	28,479	27,185	55,820	53,057
Taxes other than income	6,175	5,625	12,470	11,488

Total Operating Expenses	164,877	152,598	328,556	323,647

OPERATING INCOME	29,633	34,953	78,310	79,632

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $276, $594, $570 and $1,010)	(15,373)	(15,379)	(30,898)	(32,352)
Interest income (expense) on regulatory items	165	(128)	140	(314)
AFUDC-equity	424	742	947	1,261
Other income	2,518	599	3,658	2,782
Other expense	(1,573)	(1,276)	(2,821)	(2,611)

Total Other Income (Expense)	(13,839)	(15,442)	(28,974)	(31,234)

Income Before Income Tax Expense	15,794	19,511	49,336	48,398

Income tax expense	5,018	6,832	16,656	17,075

NET INCOME	10,776	12,679	32,680	31,323

Other comprehensive income
Change in compensation retirement benefits liability and amortization (Net of taxes $(32), $(23), $(63) and $(46))	58	43	117	85

COMPREHENSIVE INCOME	$10,834	$12,722	$32,797	$31,408

SIERRA PACIFIC POWER COMPANY

CONSOLIDATED OPERATING STATISTICS

(Unaudited)

ELECTRIC SALES—MWh’s

(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2013	2012	Change from Prior Year	Change in Average Customers	2013	2012	Change from Prior Year	Change in Average Customers
Residential	494	470	5.1%	0.8%	1,123	1,070	5.0%	0.7%
Commercial	766	724	5.8%	3.0%	1,417	1,383	2.5%	1.9%
Industrial	724	687	5.4%	(0.9)%	1,391	1,320	5.4%	0.9%

TOTAL RETAIL	1,984	1,881	5.5%	1.1%	3,931	3,773	4.2%	0.9%

GAS SALES—Dth

(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	Change from Prior Year	2013	2012	Change from Prior Year
Residential	1,205	1,263	(4.6)%	5,341	4,970	7.5%
Commercial	610	685	(10.9)%	2,686	2,565	4.7%
Industrial	264	247	6.9%	797	723	10.2%

TOTAL RETAIL	2,079	2,195	(5.3)%	8,824	8,258	6.9%

ELECTRIC SOURCES—MWh’s

(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	Change from Prior Year	2013	2012	Change from Prior Year
Generated	1,102	1,138	(3.2)%	2,248	2,316	(2.9)%
Purchased	1,149	1,049	9.5%	2,254	2,060	9.4%

TOTAL	2,251	2,187	2.9%	4,502	4,376	2.9%

Non-GAAP Financial Measures

Free Cash Flow

“Free cash flow” meets the definition of a non-GAAP financial measure. NV Energy, Inc. defines free cash flow as net cash from operating activities less additions to utility plant (excluding AFUDC-equity). Since free cash flow is not a measure of liquidity calculated in accordance with GAAP, it should be considered in addition to, but not as a substitute for, the GAAP measure net cash from operating activities.

NV Energy, Inc. considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated from operations after capital expenditures that may be available for increasing its common stock dividend payout ratio, strengthening its capital structure, and considering new investment opportunities.

NV Energy, Inc.’s definition of free cash flow is limited, in that it does not represent residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other contractual obligations. The table below provides a reconciliation between GAAP net cash from operating activities and non-GAAP free cash flow (dollars in thousands).

	Six Months Ended June 30,
	2013	2012	Change from Prior Year
Net Cash from Operating Activities	$228,143	$292,663	(22.0)%
Less Additions to Utility Plant (Excluding AFUDC-Equity)	(191,673)	(261,559)	(26.7)%

Free Cash Flow	$36,470	$31,104	17.3%

Gross Margin

NV Energy, Inc. presents gross margin in order to aid the reader in determining how profitable the utilities’ electric and gas businesses are at the most fundamental level. Gross margin, which is a “non-GAAP financial measure” as defined in accordance with SEC rules, provides a measure of income available to support the other operating expenses of the business and is utilized by management in its analysis of its business.

NV Energy, Inc. believes presenting gross margin allows the reader to assess the impact of the utilities’ regulatory treatment and their overall regulatory environment on a consistent basis. Gross margin, as a percentage of revenue, is primarily impacted by the fluctuations in regulated utility electric and natural gas supply costs versus the fixed rates collected from utility customers. While these fluctuating costs impact gross margin as a percentage of revenue, they only impact gross margin amounts if the costs cannot be passed through to utility customers. Gross margin, which NV Energy, Inc. calculates as operating revenues less energy and energy efficiency program costs, provides a measure of income available to support the other operating expenses of the utilities. Gross margin changes are based primarily on the utilities’ general base rate adjustments (which are required to be filed by statute every three years). These non-GAAP measures should not be considered as substitutes for the GAAP measures. Reconciliations between GAAP operating income and gross margin are provided in the table below.

NV Energy, Inc.

Consolidated Gross Margin

(dollars in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	Change from Prior Year	2013	2012	Change from Prior Year
Operating Revenues:	$731,638	$740,698	(1.2)%	$1,315,860	$1,352,118	(2.7)%

Energy Costs:
Fuel for power generation	188,979	112,585	67.9%	336,227	229,620	46.4%
Purchased power	170,861	164,092	4.1%	292,171	281,208	3.9%
Gas purchased for resale	17,274	9,492	82.0%	54,894	41,109	33.5%
Deferred energy	(86,687)	10,490	N/A	(165,752)	(1,249)	N/A
Energy efficiency program costs	12,599	24,600	(48.8)%	22,444	44,025	(49.0)%

Total Costs	$303,026	$321,259	(5.7)%	$539,984	$594,713	(9.2)%

Gross Margin	$428,612	$419,439	2.2%	$775,876	$757,405	2.4%

Merger related costs	13,552	—		13,552	—
Other operating expenses	106,798	103,371		211,470	206,972
Maintenance	24,046	24,650		48,952	57,176
Depreciation and amortization	98,884	96,316		194,886	187,178
Taxes other than income	15,846	14,266		32,322	28,775

Operating Income	$169,486	$180,836	(6.3)%	$274,694	$277,304	(0.9)%